                                               [LOGO]

   THE FOREIGN & COLONIAL
   EMERGING MIDDLE EAST FUND, INC.

      SEMI-ANNUAL REPORT
      APRIL 30, 1998

                           [LOGO]

FOREIGN & COLONIAL EMERGING MARKETS LIMITED

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers. The balance of the Fund's assets is invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited ("FCEM" or the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company, as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State

Street Bank and Trust Company, as dividend paying agent, on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund c/o State Street Bank and Trust Company at P.O. Box 8200, Boston, MA 02266-8200.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on January 21, 1998. Shareholders voted to elect Karen J. Clarke and re-elect David C. Patterson as Class II Directors and ratified the appointment of Price Waterhouse LLP as the Fund's independent accountant for the fiscal year ending October 31, 1998.

The resulting vote count for each proposal is indicated below:

1.         Election of Directors:

           CLASS II TO SERVE UNTIL THE YEAR 2001 ANNUAL MEETING
           Karen J. Clarke           For:                 1,767,552
                                     Withheld Authority:      6,128
           David C. Patterson        For:                 1,767,552
                                     Withheld Authority:      6,128

2.         Ratification of appointment of Price Waterhouse LLP as
           the Fund's independent accountant:
                                     For:                 1,648,900
                                     Against:                 3,720
                                     Abstain:               121,060

REPORT OF INVESTMENT ADVISER

Dear Shareholders:

We are pleased to present the semi-annual report of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") for the six months ended April 30, 1998. At April 30, 1998, the Fund's net asset value per share was $21.07. The net asset value total return for the six month period was 5.33%.

EGYPT

The Hermes Financial Index fell 11.1% in US$ terms during the review period. The tragic events in Luxor, in November 1997, when 61 tourists were killed by extremists, cast a shadow over the stock market during the past six months. The security clampdown imposed in the aftermath of the carnage at Luxor is being hailed a success, but the possibility of further acts of violence can not be ruled out. There is no popular constituency in the country for political terror, whether aimed at outsiders or not, and support for the government and its reform program remains intact. In spite of the negative impact of the Luxor attack on tourism and related sectors, the outlook for the Egyptian economy is positive. Egypt's resilience is predicated on a sound economic base and a virtuous commitment to economic reform. Recent statistics confirm this. Year-on-year inflation is below 4% from 5% at the end of 1997. The budget deficit is on course to meet the government target of 0.9% of gross domestic product ("GDP") and the current account deficit is less than 1% of GDP. Recent evidence suggests that, barring a repetition of the events in Luxor, hotel occupancy rates are recovering strongly. We do not anticipate any significant pressure on the Egyptian pound, given that foreign reserves, rising strongly since the beginning of the year, have stabilized at approximately US$19bn. Sentiment in the stock market has been partly affected by government initiatives to close a popular loophole concerning the tax treatment of Treasury bill purchases. This sparked certain downgrades among bank stocks early in 1998. In addition, the market has recovered in recent weeks as investors have responded positively to government actions to permit share buybacks and plans to liberalize the insurance industry.

ISRAEL

The Mishtanim Index gained 4.9% in US$ terms during the past six months. The political environment has been shaped by the tension arising from a deterioration in US-Iraq relations in early 1998. With the potential for armed conflict, Netanyahu's popularity has temporarily increased, particularly with many Israelis who had previously disliked him. With the Iraqi crisis apparently over for now, however, the same old thorny issue returns: the Palestinians are becoming increasingly frustrated with the lack of progress on land for peace. The European Union and the United Nations have recently expressed their dissatisfaction with Israel's stance. Netanyahu remains in a precarious position--unable to ignore world opinion but at the same time also unable to ignore the opinion of right wing/ ultra-orthodox parties in his coalition. On the economic front, 1998 started much like 1997 ended: GDP growth at recent historical lows and unemployment near the top of recent historical levels. Tight government spending policies and a very tight monetary policy combined with slowing exports to Asia indicates that a sluggish growth target of 2% for 1998 appears optimistic. The good news is that the Bank of Israel ("BOI") has been making unparalleled progress in its war against inflation, setting the stage for all-important interest rate reductions. 1997 ended with inflation of 7%, a 28-year low. The bond market anticipates inflation will drop to approximately 4.5-5% for 1998. This has provided the BOI with the flexibility to begin to reduce interest rates more aggressively, which historically has driven the equity market. The shekel continues to look strong, and with reserves at all-time highs, the BOI will not let a devaluation jeopardize inflation accomplishments.

JORDAN

The stock market has remained largely unchanged in US$ terms during the last six months. In contrast to the general elections of 1989 and 1993, Jordan's election on November 4 witnessed the cause of political participation take a step backwards. The election boycott by nine political parties, including the popular Islamic Action Front, together with a similar stance by a large number of respected political figures, ensured that the election was merely an exercise in regime politics with only tribal candidates contesting the election. The official turnout of 44% demonstrated how little the election caught the imagination of the people.

The Jordanian economy has grown in real terms by a solid 5-6% each year since 1993, following significant volatility during the early 1990s. The Senate Finance Committee in its recent report suggested that growth may reach 6.5% in 1998. Our estimate for growth is closer to 5% due to somewhat disappointing performance from the industrial sector. After rising to 26% in 1989, inflation has been steadily reduced and is expected to average 3-4% this year. With few natural resources and a relatively modest industrial base, Jordan runs a persistent and large trade deficit. Crucially, worker remittances from abroad, tourism revenues and government to government transfers from abroad help to mitigate the size of Jordan's current account deficit. This year the deficit is estimated to reach US$360mm, or 4.5% of GDP. Currency stability is an integral part of the recovery program. A stable currency should serve to enhance business confidence and foreign investment. Following its peg to the US dollar, the dinar has been stable since 1995, fluctuating minimally from JD1/US$0.709.

LEBANON

After experiencing a post-war reconstruction boom, the Lebanese economy slowed significantly during the past two years. Real GDP growth, which reached 7% in 1995, dropped to 4% in 1997 and is estimated to fall to 3.5% for 1998. The lack of investment in areas other than property and construction partly accounts for this continuing trend. GDP growth has also been slowed as a result of the government's financing requirements for the consistently high budget deficit that Lebanon has run since the end of the civil war. In addition to a budget deficit, Lebanon runs high trade and current account deficits. In 1997, the trade deficit stood at US$6.5bn with a current account deficit that exceeded 40% of GDP. Lebanon's capital inflows are fairly steady, approximating US$6-7bn per year. Lebanon is in a unique situation as its non-resident population is three times the size of its resident population with an estimated US$50bn of capital held abroad. The Hariri government is committed to maintaining currency stability as an integral factor of the country's economic recovery. Since 1993, the exchange rate, managed by the central bank, has strengthened in both nominal and real terms. The stability of the currency has also been positively affected by a recent US$600mn soft loan from Saudi Arabia to the central bank. Such a loan only offers a short-term solution to the problem of maintaining reserve levels as the country needs to experience improvement both in its budget and current account deficits if the currency is to attain real stability.

MOROCCO

The Moroccan stock market rose 24.2% in US$ terms during the last six months. The market, driven by domestic investors (in particular, the rapidly growing local mutual fund industry), exhibited strong resilience to the turmoil in other emerging markets in late 1997. Morocco recently became a constituent of the International Finance Corporation Index (0.7% weighting) which we expect will lead to increased attention from international investors. Meanwhile, elections to the lower house of the legislature were held in mid-November and indirect elections to a new upper house took place in early December. The results of Morocco's first major experiment with democracy were undramatic: the vote was evenly split between left, right and center. Morocco's macroeconomic performance continues to be volatile as a result of alternating years of meagre and heavy rainfall. GDP contracted 2.5% in 1997 due to a large decrease in agricultural output, causing a slight widening in both budget and current account deficits (from 2.0% and 2.7% of GDP in fiscal 1996 and 1997, respectively). Given a rebound in the primary sector in 1998 and 1999 and a continuation of the 5% growth rate in the non-agricultural sector, we expect GDP increases of 5% and 6%, respectively. Inflation has fallen to 3.0%, which is strong performance considering rising food imports caused by the drought. Interest rates should stabilize at the current level of 8.0%. Imports cover is stable at five months and we expect the slight overall balance of payments surplus to be maintained over the next two years as the country enjoys a steady inflow of foreign capital.

OMAN

Over the review period, the Muscat Securities Market fell 13.1% in US$ terms. Elections were held in the fourth quarter of 1997 for Oman's Consultative Council, known as the Majlis al-Shura. An estimated 51,000 Omanis participated in the voting, with each voter representing approximately 35 Omanis. While he retains tight control over the Majlis selection process, Sultan Qaboos affirmed that the governmental system of Oman is evolving and in the long-run, the Majlis will be elected. As one of the Gulf Corporation Council countries, Oman's main source of income is oil. The production and export of crude oil accounts for approximately 40% of Oman's GDP at current prices. Oil revenues account for approximately 75% of government revenues, and thus, the weakness in oil prices in early 1998 will put pressure on the budget deficit, which fell to 4.3% of GDP in

1997. Oman has enjoyed a trade surplus for many years due to increasing oil revenues. As a result of the large outflows of remittances by foreign workers, the country has consistently registered a current account deficit. Foreign labor, which accounts for approximately two-thirds of the workforce in Oman, is in large demand because of its low cost. However, over the past few years, the government has focused on "Omanizing" the labor force.

TUNISIA

The stock market depreciated 6.3% in US$ terms during the last six months. Tunisia's economic performance in 1997 was sound. GDP is estimated to have grown 5.0% while inflation remained low and stable, averaging 3.6% for the year. Inflation should tick up only moderately from this level in 1998 and on the back of a recovering primary sector, we expect a similar level of growth next year. The widening trade deficit (currently US$2bn) will be partially offset by a surplus on the invisibles account. The official target is for the budget deficit to average 2.6% between 1998-2001, although foreign investment is likely to remain modest, pending more concerted action on large scale privatization. Political reform in Tunisia is proceeding very slowly. The last round of reforms (first announced by the president in December 1996) has now been approved by the Chamber and written into the constitution. Presidential and parliamentary elections are not due until March 1999, however, if current conditions do not change, a challenge to the status quo is unlikely.

TURKEY

During the last six months, the Istanbul Stock Exchange rose 7.1% in US$ terms. Speculation regarding the possibility of an early election continues to dominate the Turkish political scene. Following the Constitutional Court's decision to close the Islamic Welfare party, the perception of local investors on the likelihood of early elections increased strongly, causing the equity markets to suffer in early 1998. Thus far, Prime Minister Yilmaz has resisted the temptation to go to the country early and we believe this will continue to be the case for the remainder of the year. Interest rates remain one of the key determinants of the stock market. After peaking at 126% in February, interest rates have continued to decline. As the government's borrowing schedule is expected to ease after the first quarter, there is room for rates to decline further. On the inflation front, although the government's year-end target of 50% appears extremely optimistic, 70% should be achievable, a significant improvement compared with last year's ending Consumer Price Index level of 99%. The economy is finally showing signs of heading in the right direction as inflation and interest rates are on the decline and appear likely to decline further. The stock market has yet to react to the improvement in the economy as local investors remain preoccupied by politics.

We continue to believe that investing in the Middle Eastern equity markets will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

Jeffrey Chowdhry                             James Graham-Maw
Portfolio Manager                             Portfolio Manager

THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND, INC.
MAY 22, 1998

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------

EQUITIES--99.73%
-------------------------------------------------------------------

  SHARES                                                            VALUE
----------                                                       -----------
EGYPT--29.57%
            APPAREL & TEXTILES--0.64%
       103  El Nasr Clothing & Textile (KABO)..................  $     2,522
    18,000  Oriental Weavers (a)...............................      374,780
                                                                 -----------
                                                                     377,302
                                                                 -----------
            CHEMICALS--1.67%
    30,000  Paints & Chemical Ind. (PACIN).....................      987,537
                                                                 -----------
            CONSTRUCTION--9.08%
    21,500  Helwan Portland Cement (a).........................      460,390
    28,000  Madinet Nasr City..................................    1,716,047
    49,230  Suez Cement........................................    1,025,023
    40,000  Suez Cement - GDR (b)..............................      814,000
    63,975  Torrah Portland Cement.............................    1,353,606
                                                                 -----------
                                                                   5,369,066
                                                                 -----------
            CONSUMER NON-DURABLES--0.38%
    10,800  Misr Refrigeration & Air Conditioning Manufacturing
              (MIRACO) (a).....................................      226,008
                                                                 -----------
            FINANCIAL SERVICES--4.76%
    68,340  Commercial International Bank (CIB)................    1,172,402
    35,105  Commercial International Bank (CIB) - GDR..........      595,030
    83,570  Misr International Bank SAE (b)....................    1,050,893
                                                                 -----------
                                                                   2,818,325
                                                                 -----------
            FOOD & BEVERAGE--3.57%
    35,710  Al Ahram Beverage - GDR (b)........................    1,133,793
    38,590  North Cairo Flour Mills............................      891,305
     8,800  South Cairo Flour Mills............................       84,645
                                                                 -----------
                                                                   2,109,743
                                                                 -----------
            GAS UTILITY--1.35%
     8,000  Egypt Gas..........................................      797,654
                                                                 -----------
            HOTELS--1.34%
    19,989  Misr for Hotels (Hilton)...........................      791,353
                                                                 -----------
            HOUSING--2.30%
    10,550  Misr Elgadida for Housing..........................    1,361,290
                                                                 -----------
            PETROLEUM--0.40%
    21,200  Misr Gulf Oil Proc. (MIGOP) (a)(c).................      238,049
                                                                 -----------
            PHARMACEUTICALS--3.04%
    25,200  Egyptian International Pharmaceuticals (EIPICO)....    1,795,777
                                                                 -----------

  SHARES                                                            VALUE
----------                                                       -----------
EGYPT--(concluded)
            STEEL--1.04%
    14,000  Alexandria National Iron & Steel (ANSDK)...........  $   614,604
                                                                 -----------
                                                                  17,486,708
                                                                 -----------
ISRAEL--10.79%
            BANKING--2.12%
   466,815  Bank Hapoalim......................................    1,251,207
                                                                 -----------
            CHEMICALS--2.57%
   352,044  Israel Chemicals...................................      423,806
   129,250  Makhteshim Chemical Works (a)......................    1,095,457
                                                                 -----------
                                                                   1,519,263
                                                                 -----------
            CONGLOMERATES--1.50%
     7,000  Koor Industries....................................      884,258
                                                                 -----------
            ELECTRONICS--1.55%
    23,743  Formula Systems (1985) (a).........................      915,805
                                                                 -----------
            ENGINEERING--1.22%
    28,552  Tecnomatix Technologies (a)........................      724,507
                                                                 -----------
            RETAIL TRADE--0.77%
   144,978  Super Sol..........................................      456,285
                                                                 -----------
            TELECOMMUNICATIONS--1.06%
    20,591  ECI Telecom - ADR..................................      628,026
                                                                 -----------
                                                                   6,379,351
                                                                 -----------
JORDAN--2.75%
            APPAREL & TEXTILES--0.13%
    40,400  El Zay Ready Wear (a)..............................       77,223
                                                                 -----------
            BANKING--1.66%
     2,000  Arab Bank..........................................      983,837
                                                                 -----------
            CHEMICALS--0.21%
   125,000  Jordan Industrial Resources (a)....................      121,223
                                                                 -----------
            CONSTRUCTION--0.75%
    60,000  Jordan Cement Factories (a)........................      210,822
   151,000  Zara for Investments (a)...........................      233,450
                                                                 -----------
                                                                     444,272
                                                                 -----------
                                                                   1,626,555
                                                                 -----------
LEBANON--0.59%
            INVESTMENT COMPANIES--0.59%
    40,000  Lebanon Holdings (a)...............................      350,000
                                                                 -----------

  SHARES                                                            VALUE
----------                                                       -----------
MOROCCO--32.51%
            BANKING--6.13%
     6,484  Banque Commerciale du Maroc (BCM)..................  $   644,935
    30,000  Banque Marocaine Du Commerce Exterieur (BMCE) -
              GDR..............................................      715,500
    20,125  Credit Immobilier et Hotelier (CIH)................      641,718
    14,273  Wafabank...........................................    1,625,210
                                                                 -----------
                                                                   3,627,363
                                                                 -----------
            CONGLOMERATES--10.23%
    26,200  Omnium Nord Africain...............................    2,775,780
    36,331  Societe Nationale d'Investissement (SNI)...........    3,277,355
                                                                 -----------
                                                                   6,053,135
                                                                 -----------
            CONSTRUCTION-- 4.32%
    23,534  Cimenterie de l'Oriental (CIOR)....................    2,553,847
                                                                 -----------
            FINANCIAL SERVICES--2.22%
     9,000  Credit Eqdom.......................................    1,315,477
                                                                 -----------
            FOOD & BEVERAGE--8.03%
     8,500  Branoma............................................    1,285,236
    11,000  Brasseries du Maroc (BDM)..........................    3,462,268
                                                                 -----------
                                                                   4,747,504
                                                                 -----------
            MINING--1.58%
    11,855  Sonasid CS.........................................      932,845
                                                                 -----------
                                                                  19,230,171
                                                                 -----------
OMAN--2.57%
            INVESTMENT COMPANIES--2.57%
    87,000  Oryx Fund (a)......................................    1,522,500
                                                                 -----------
TUNISIA--1.30%
            BANKING--1.30%
    10,000  Banque Internationale De Tunisie (a)...............      110,000
    60,000  Banque Internationale De Tunisie (a)(b)............      660,000
                                                                 -----------
                                                                     770,000
                                                                 -----------

  SHARES                                                            VALUE
----------                                                       -----------
TURKEY--19.65%
            BANKING--8.88%
14,500,000  Akbank (a).........................................  $ 1,232,747
81,990,790  Yapi Kredi Bankasi.................................    4,018,353
                                                                 -----------
                                                                   5,251,100
                                                                 -----------
            CONGLOMERATES--4.29%
   140,000  Haci Omer Sabanci Holdings SAE (a)(b)..............    2,537,500
                                                                 -----------
            CONSTRUCTION--1.50%
17,716,660  Trakya Cam.........................................      886,010
                                                                 -----------
            CONSUMER DURABLES--1.03%
 6,250,000  Ardem..............................................      606,371
                                                                 -----------
            ELECTRONICS--3.40%
15,000,000  Vestel Electronic..................................    2,010,402
                                                                 -----------
            STEEL--0.55%
 1,975,600  Eregli Demir Celik.................................      328,015
                                                                 -----------
                                                                  11,619,398
                                                                 -----------
TOTAL EQUITIES (cost $38,156,283)--99.73%......................   58,984,683
Other assets less liabilities--0.27%...........................      161,223
                                                                 -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to
  $21.07 per share) -- 100.00%.................................  $59,145,906
                                                                 -----------
                                                                 -----------

------------

      (a)  Non-income producing security.
      (b)  Security exempt from registration under Rule 144A of the Securities
           Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers.
           These securities total $6,196,186 or 10.48% of net assets.
      (c)  Fair valued security, totalling $238,049 or 0.40% of net assets.
      ADR  American Depositary Receipt.
      GDR  Global Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                            APRIL 30, 1998
                                                                            --------------
ASSETS
Investments in securities, at value (cost $38,156,283)....................   $ 58,984,683
Cash (including foreign currency of $10,199 with a cost
 of $10,221)..............................................................         10,930
Dividends receivable......................................................        178,274
Deferred organizational expenses..........................................        112,256
Prepaid expenses..........................................................         25,820
                                                                            --------------
      Total assets........................................................     59,311,963
                                                                            --------------

LIABILITIES
Investment advisory fee payable...........................................         58,149
Administration fee payable................................................         10,274
Accrued expenses and other liabilities....................................         97,634
                                                                            --------------
      Total liabilities...................................................        166,057
                                                                            --------------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and outstanding
 (100,000,000 shares authorized)..........................................          2,807
Additional paid-in capital................................................     37,206,549
Accumulated net investment loss (including dividends in excess of
 net investment income of $635,842).......................................     (1,084,699)
Accumulated net realized gain.............................................      2,195,479
Net unrealized appreciation of investments and other assets and
 liabilities denominated in foreign currency..............................     20,825,770
                                                                            --------------
      Net assets applicable to shares outstanding.........................   $ 59,145,906
                                                                            --------------
                                                                            --------------
NET ASSET VALUE PER SHARE.................................................         $21.07
                                                                            --------------
                                                                            --------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                               FOR THE
                                                                              SIX MONTHS
                                                                                ENDED
                                                                            APRIL 30, 1998
                                                                            --------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,051)....................   $    574,308
Interest..................................................................         23,153
                                                                            --------------
                                                                                  597,461
                                                                            --------------

EXPENSES
Investment advisory fees..................................................        343,585
Custody and accounting fees...............................................        127,400
Legal and audit fees......................................................        101,706
Administration fees.......................................................         61,986
Amortization of organizational expenses...................................         36,879
Directors' fees and expenses..............................................         34,927
Insurance expense.........................................................         20,539
Shareholder reports expense...............................................         18,394
Transfer agent fees and expenses..........................................          7,098
Other expenses............................................................         14,935
                                                                            --------------
Total expenses............................................................        767,449
                                                                            --------------
Net investment loss.......................................................       (169,988)
                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investments.............................................................      2,240,180
  Foreign currency transactions...........................................        (44,701)
Net change in unrealized appreciation/depreciation of:
  Investments.............................................................        321,892
  Other assets and liabilities denominated in foreign currency............         (1,905)
                                                                            --------------
Net realized and unrealized gain on investments
 and foreign currency transactions........................................      2,515,466
                                                                            --------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS.....................   $  2,345,478
                                                                            --------------
                                                                            --------------

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE
                                                           SIX MONTHS
                                                             ENDED         FOR THE YEAR
                                                         APRIL 30, 1998       ENDED
                                                          (UNAUDITED)    OCTOBER 31, 1997
                                                         --------------  ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)...........................   $   (169,988)   $       32,959
Net realized gain on investments and foreign currency
  transactions.........................................      2,195,479         2,619,799
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities
  denominated in foreign currency......................        319,987        15,152,942
                                                         --------------  ----------------
Total from investment operations.......................      2,345,478        17,805,700
                                                         --------------  ----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
In excess of net investment income.....................       (635,842)         --
From net realized gain on investments..................     (2,930,105)         (596,240)
                                                         --------------  ----------------
Total dividends and distributions......................     (3,565,947)         (596,240)
                                                         --------------  ----------------
Net increase (decrease) in net assets..................     (1,220,469)       17,209,460

NET ASSETS
Beginning of period....................................     60,366,375        43,156,915
                                                         --------------  ----------------
End of period..........................................   $ 59,145,906    $   60,366,375
                                                         --------------  ----------------
                                                         --------------  ----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or, if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in a foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

On December 19, 1997, the Fund's Board of Directors declared an ordinary income and capital gain dividend aggregating $1.2703 per share. The dividend was paid on January 15, 1998, to shareholders of record on December 31, 1997.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calandar year, the Fund intends not to be subject to U.S. federal excise tax. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator") provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at April 30, 1998 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $20,828,400 was comprised of gross appreciation of $22,439,964 for those investments having an excess of value over cost and gross depreciation of $1,611,564 for those investments having an excess of cost over value.

For the six months ended April 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $8,139,936 and $11,427,312, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the six months ended April 30, 1998 or for the year ended October 31, 1997.

At April 30, 1998, The Foreign & Colonial Emerging Markets Investment Trust, The Global Emerging Markets Ex-Pacific Asia Fund and The Global Emerging Markets Investment Co., each of whom may be deemed to be affiliates of the Investment Adviser under U.S. securities laws, owned 95,284, 6,403 and 2,886 shares, respectively, of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                                       FOR THE
                                      SIX MONTHS                                            FOR THE PERIOD
                                        ENDED          FOR THE YEAR       FOR THE YEAR     NOVEMBER 4, 1994*
                                    APRIL 30, 1998    ENDED OCTOBER      ENDED OCTOBER          THROUGH
                                     (UNAUDITED)         31, 1997           31, 1996       OCTOBER 31, 1995
                                    --------------   ----------------   ----------------   -----------------
Net asset value, beginning of
  period..........................     $ 21.50           $ 15.37            $ 13.45             $ 14.04**
                                    --------------      --------           --------            --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income (loss)......       (0.06)             0.01              (0.03)               0.02
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions...        0.90              6.33               1.95               (0.06)
                                    --------------      --------           --------            --------
    Total from investment
      operations..................        0.84              6.34               1.92               (0.04)
                                    --------------      --------           --------            --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
In excess of net investment
  income..........................       (0.23)          --                 --                  --
From net realized gain on
  investments.....................       (1.04)            (0.21)           --                  --
                                    --------------      --------           --------            --------
    Total dividends and
      distributions...............       (1.27)            (0.21)           --                  --
                                    --------------      --------           --------            --------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to
  additional paid-in capital......      --               --                 --                    (0.55)
                                    --------------      --------           --------            --------
Net asset value, end of period....     $ 21.07           $ 21.50            $ 15.37             $ 13.45
                                    --------------      --------           --------            --------
                                    --------------      --------           --------            --------
Market value, end of period.......     $17.125           $ 17.75            $12.375             $ 11.00
                                    --------------      --------           --------            --------
                                    --------------      --------           --------            --------
TOTAL INVESTMENT RETURN (a)(b)....        3.70%            45.46%             12.50%             (21.65)%
                                    --------------      --------           --------            --------
                                    --------------      --------           --------            --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)......................     $59,146           $60,366            $43,157             $37,756
Ratio of expenses to average net
  assets..........................        2.79%(c)          2.89%(d)           3.16%(d)            2.99%(c)(e)
Ratio of net investment income
  (loss) to average net assets....       (0.62)%(c)         0.06%(d)          (0.23)%(d)           0.13%(c)(e)
Portfolio turnover................          15%               57%                30%                 19%
Average commission rate paid per
  share of common stock
  investments purchased/sold
  (f).............................     $0.0031           $0.0008            $0.0027             --

NOTES:

*          Commencement of operations.
**         Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.
(a)        Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(b)        Total investment return for a period of less than one year is not annualized.
(c)        Annualized.
(d)        The Administrator waived a portion of its fees during the years ended October 31, 1997 and 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.92%
           and 3.25%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.03% and (0.32)%, respectively.
(e)        The Investment Adviser and Administrator each waived a portion of its fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11%
           and the ratio of net investment income to average net assets would have been 0.01%.
(f)        Disclosure effective for fiscal years beginning on or after September 1, 1995.

CORPORATE INFORMATION

DIRECTORS
Fred Arthur Rank Packard, Chairman
Bassam Aburdene
Karen J. Clarke
Albert Francke
Walter M. Noel, Jr.
David C. Patterson

OFFICERS

Karen J. Clarke           President
Arnab Banerji             Executive Vice President
Jeffrey Chowdhry          Executive Vice President
James Graham-Maw          Vice President
Michael Gabriel           Treasurer & Secretary

INVESTMENT ADVISER
Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

                                                                          [LOGO]

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS, WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

FC98S

The Foreign & Colonial Emerging Middle East Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281

                     [LOGO]
FOREIGN & COLONIAL EMERGING MARKETS LIMITED